Valued Advisers Trust

LS Opportunity Fund

A Series of Valued Advisers Trust

Supplement dated December 9, 2025,

to the Prospectus and Statement of Additional Information dated October 1, 2025

Long Short Advisors, LLC (the “Advisor”) is in the process of seeking the Valued Advisers Trust Board of Trustees’ (the “Board”) approval for an Interim Sub-Adviser for the LS Opportunity Fund (the “Fund”) in response to recent developments involving the Fund’s current sub-adviser (Prospector Partners).  A prospective Interim Sub-Adviser has been identified and, if approved by the Board, the portfolio management of the Fund will transition to the Interim Sub-Adviser.  In the meantime, Prospector Partners will continue to manage the Fund.  The Advisor will oversee an orderly transition to the Interim Sub-Adviser in a manner that will provide for consistency and continuity in the Fund’s investment management process and philosophy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This Supplement, the Prospectus and the Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus or SAI without charge by calling the Fund at (877) 336-6763.

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